UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2000


                         Commission file number: 0-16310
                                                 -------


                       AMERICAN EDUCATIONAL PRODUCTS, INC.
         ----------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)



                    Colorado                                 84-1012129
----------------------------------------------------   ----------------------
          (State or other jurisdiction                    (I.R.S. Employer
        of incorporation or organization)              Identification Number)


  6550 Gunpark Drive, Suite 200, Boulder, Colorado               80301
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      (Address of principal executive officers)                (Zip Code)


                                 (303) 527-3230
                           ---------------------------
                           (Issuer's Telephone Number)


              ----------------------------------------------------
              Former name, former address, and formal fiscal year,
                          if changed since last report

Item 5. Other Events

On August 14, 2000, American Educational Products, Inc. (AMEP) and GC Associates Holdings Corp. (GC) entered into an Agreement and Plan of Merger. Pursuant to the merger, all minority shareholders of AMEP will receive $10.00 per share in cash. In addition, all common shareholders of record as of August 18, 2000 will receive an aggregate dividend of $780,750. As of August 18th the total number of common shares outstanding was 1,210,740, resulting in a per-share dividend of $0.645, payable on October 30, 2000.

Consummation of the merger is subject to numerous contingencies, including shareholder approval, satisfactory completion of a due diligence review by GC of AMEP's business, assets and liabilities, and the execution and delivery of documentation (including regulatory filings) that may be requisite or appropriate. Further, GC has the right to terminate the merger at any time prior to closing if there is any litigation that challenges any aspect of the merger.

The Company has been served with two civil lawsuits by separate shareholders in connection with the merger. Each of the shareholders, William Federman and Dean Shahinian, filed suit in the District Court in Boulder County, Colorado on behalf of themselves and, purportedly, all others similarly situated. Both complaints seek an order preventing AMEP from proceeding with the GC merger or any other business combination until an auction or other procedure designed to obtain the highest possible price for shareholders is held, as well as other relief. GC and its parent company, Geneve Corporation, and members of AMEP's Board of Directors also are named as defendants in the suits. The Company believes that the allegations are without merit and it intends to vigorously defend itself.

A copy of the Merger Agreement is attached hereto as Exhibit 2.

A copy of the AMEP press  release  dated  August 14, 2000 is attached  hereto as
Exhibit 99.1.


Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:


Exhibit Number          Exhibit
--------------          -----------------------------------------------------
Exhibit 2               Agreement and Plan of Merger between GC Associates
                        Holdings Corp. and American Educational Products, Inc.
                        dated as of August 14, 2000


Exhibit 99.1 Press release issued by AMEP on August 14, 2000 entitled "American Educational Products, Inc. Executes Definitive Merger Agreement, Commences Defense of Merger Related Lawsuit, and Announces Second Quarter Results"


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN EDUCATIONAL PRODUCTS, INC.

Dated: August 28, 2000                    By:   /s/ Clifford C. Thygesen
       ---------------                          ------------------------
                                                Clifford C. Thygesen, President